SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           FORM 8-K/A Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 4, 2004


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       1-12494            62-154718
(State or Other Jurisdiction of     (Commission File    (I.R.S. Employer
       Incorporation)               Number)             Identification No.)

                      Suite 500, 2030 Hamilton Place Blvd,
                   Chattanooga, TN 37421 (Address of principal
                      executive office, including zip code)

                                 (423) 855-0001
                         (Registrant's telephone number,
                              including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


                                EXPLANATORY NOTE

This Amendment No. 1 to our Current Report on Form 8-K dated November 4, 2004 is being filed for the sole purpose of correcting the following typographical errors: (i) in the calculation of Funds From Operations ("FFO") on page 6 of the Company's earnings release, which is attached as Exhibit 99.1 and in the calculation of FFO that is repeated on page 2 of the Supplemental Financial and Operating Information, which is attached as Exhibit 99.3, the Funds From Operations Applicable to Company Shareholders for the nine months ended September 30, 2004 has been changed to $116,708 from $75,735, (ii) in the Ratio of EBITDA to Interest Expense table on page 6 of the Supplemental Financial and Operating Information, Company's Share of Total EBITDA changed to $365,174 from $365,17; Interest Expense changed to $129,274 from $129,27; Company's Share of Total Interest Expense changed to $132,979 from $132,97 and (iii) in the Reconciliation of EBITDA to Cash Flows Provided By Operating Activities table on page 6 of the Supplemental Financial and Operating Information, Company's Share of Total EBITDA changed to $365,174 from $365,17 and Cash Flows Provided by Operating Activities changed to $242,874 from $242,87. All other information in the original filing of the Form 8-K dated November 4, 2004, remains unchanged.

ITEM 2.02 Results of Operations and Financial Condition

     On November 4, 2004, CBL & Associates Properties, Inc. (the "Company") reported its results for the third quarter ended September 30, 2004. The Company's earnings release for the third quarter ended September 30, 2004 is attached as Exhibit 99.1. On November 5, 2004, the Company held a conference call to discuss the third quarter results. The transcript of the conference call is attached as Exhibit 99.2. The Company has posted to its website certain supplemental financial and operating information for the three months and nine months ended September 30, 2004, which is attached as Exhibit 99.3.

     Subsequent to the issuance of the earnings release on November 4, 2004, a reclassification was made to the consolidated balance sheet as of September 30, 2004. The consolidated balance sheet included in the supplemental financial and operating information attached as Exhibit 99.3 and posted on the Company's web site reflects this reclassification.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

Exhibit
Number                          Description

99.1  Earnings Release - Third Quarter Ended September 30, 2004
99.2  Investor Conference Call Script - Third Quarter Ended September 30, 2004
99.3 Supplemental Financial and Operating Information - For The Three Months and Nine Months Ended September 30, 2004

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CBL & ASSOCIATES PROPERTIES, INC.

                                         /s/  John N. Foy
                                 ----------------------------------------
                                               John N. Foy
                                              Vice Chairman,
                                  Chief Financial Officer and Treasurer
                                 (Authorized Officer of the Registrant,
                                    Principal Financial Officer and
                                     Principal Accounting Officer)


Date: December 2, 2004